MOBILEPRO CORP.
                                 PROMISSORY NOTE

                                                    Made as of September 1, 2005
$150,000                                         Maturity Date December 15, 2005

     In connection with, and as a condition to the execution of that certain Asset Purchase Agreement (the "PURCHASE AGREEMENT") dated of even date herewith, by and among All Com USA, Inc., a ______ corporation, directly wholly-owned subsidiary of UC Hub Group, Inc., a ______ corporation (collectively, the
"COMPANY" and Mobilepro Corp. (the "HOLDER"), the Company and Holder hereby agree as follows:

     1.     OBLIGATION.  The  Company  hereby  promises  to  pay to the order of
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Holder  on  or  before  December  15,  2005  (the  "MATURITY DATE"), at Holder's
principal place of business at 6701 Democracy Blvd., Suite 300, Bethesda, MD 21087, or at such other place as Holder may direct, the principal sum of One Hundred Fifty Thousand Dollars ($150,000) plus any accrued but unpaid interest to the Maturity Date. Interest on the principal amount shall accrue at the rate of one percent (1%) per month and shall be payable on the Maturity Date. On the Maturity Date, the entire unpaid principal balance of the Note, together with all interest accrued on unpaid principal shall be due and payable in full. As used herein, the term "HOLDER" shall initially mean Holder, and shall subsequently mean each person or entity to whom this Note is duly assigned.

     If any payment of principal or interest under this Note becomes due and payable on a day other than a Business Day then the maturity of such payment will be extended to the next succeeding Business Day, and with respect to the payment of principal, interest thereon will be payable at me rate set forth herein during the period of such extension. For purposes of this Note, a "Business Day" shall mean any day that is not a Saturday, a Sunday or other day on which banking organizations in Washington, D.C. are authorized or required by law to close.

     2.     PREPAYMENT. Prepayment of unpaid principal and/or interest due under
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this  Note  may  be made at any time without penalty. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied: (a) first, to the payment of accrued interest and
(b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal. It is understood and agreed by the parties hereto that in the event Company completes an equity raise in excess of $1,000,000, then the total amount of principal and interest hereunder shall be paid to Holder within five (5) days,

     3.     SECURED NOTE. Payment of this Note is secured by a security interest
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in  the  assets  and  properties  of  the  Company  and Mr. Larry Wilcox granted pursuant to the terms and conditions of a Security Agreement dated as of even date herewith between the Company and the Holder, as such may be amended from time  TO  time  (the  "SECURITY  AGREEMENT")  (attached  hereto  as  Exhibit A).
                                                                     ---------

     4.     DEFAULT; ACCELERATION OF OBLIGATION.   The Company will be deemed to
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be  in  default  under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (a) upon the Company's failure to make any payment when due


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under this Note within two (2) days after written notice of such default, but in no event, later than five (5) days after such payment is due; (b) upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with
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respect  to  an  involuntary  petition in bankruptcy, such petition has not been dismissed within ninety (90) days after the filing of such petition; (c) upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company's assets or property or (d) upon Company's default under the Security Agreement or any other agreement between Holder and Company or any other obligation of Company to Holder.

     5.     REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, Holder
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will  have,  in  addition  to  its  rights  and remedies under this Note and the
Security Agreement, full recourse against any real, personal, tangible or intangible assets of the Company, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     6.     WAIVER AND AMENDMENT.   Any provision of this Note may be amended or
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modified  only  by  a  writing  signed by both the Company and Holder. Except as provided below with respect to waivers by the Company, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between the Company and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such, right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     7.     WAIVERS OF COMPANY. The Company hereby waives presentment, notice of
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non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended  only  by  a  writing  executed  by  the  Company  and  Holder.

     8.     GOVERNING  LAW.   This Note shall be governed by and construed under
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the  internal  laws  of  the  State  of  Maryland as applied to agreements among
Maryland residents entered into and to be performed entirely within Maryland, without reference to principles of conflict of laws or choice of laws,

     9.     JURISDICTION;  VENUE. With respect to any disputes arising out of or
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related to this Note, the undersigned consents to the exclusive jurisdiction of, and venue in, the state courts in Howard County in the State of Maryland (or in the event of exclusive federal jurisdiction, the courts of the Southern District of Maryland).

     10.     HEADINGS. The headings and captions used in this Note are used only
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for  convenience and are not to be considered in construing or interpreting this
Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

     11.     SEVERABILITY. If one or more provisions of this Note are held to be
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unenforceable  under  applicable  law,  such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     12.     ATTORNEYS'  FEES.  In the event any party is required to engage the
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services  of  any  attorneys  for  the  purpose  of  enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys' fees.

     13.     ASSIGNMENT.  This  Note  is freely assignable by Holder. The rights
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and  obligations  of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     14.     CONTINGENCIES.  The  funding  of  this note is expressly contingent
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upon  receipt  by  Holder  of;  (i) all current bills for all telecommunications services providers that provide services to All Com USA, Inc., (ii) an affirmative written statement from Mr. Larry Wilcox that there are no disputes with these telecommunication services providers relative to the bills identified in Section 14(i) not are not reflected on the bills provided and (iii) of the "tapes" from all telecommunications services providers that provide services to All Com USA, Inc. for the most recently billed period.

     15.     USE  OF  PROCEEDS.  The  funds distributed under this Note shall be
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delivered  in  the amounts and to the parties identified on Exhibit "B" attached hereto.

     IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first above written.

                                        UC HUB GROUP, INC.


                                        By: /s/ Larry Wilcox
                                            ------------------------------------
                                           Larry Wilcox, CEO


AGREED AND ACKNOWLEDGED:

THE HOLDER
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MOBILEPRO CORP.


By:
   ----------------------------------------------------
   Geoffrey B. Amend, General Counsel and Secretary


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                                    EXHIBIT B
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                                 USE OF PROCEEDS


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                                    EXHIBIT A
                                    ---------

                               SECURITY AGREEMENT